Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
January 31, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.9725%


        Excess Protection Level
        3 Month Average   5.83%
          January, 1999   5.80%
          December, 1998   5.90%
          November, 1998   5.79%


        Cash Yield                                  18.21%


        Investor Charge Offs                         4.95%


        Base Rate                                    7.46%


        Over 35 Day Delinquency                      5.29%


        Seller's Interest                            8.19%


        Total Payment Rate                          14.12%


        Total Principal Balance                     $40,086,865,639.98


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,284,946,121.49